UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 2, 2026

Karyopharm Therapeutics Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-36167	26-3931704
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

85 Wells Avenue, 2nd Floor Newton, Massachusetts	02459
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (617) 658-0600

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value	KPTI	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01.	Regulation FD Disclosure.

On November 2, 2026, Karyopharm Therapeutics Inc. (“Karyopharm”) issued a press release announcing that it entered into a Restructuring Support Agreement with its existing lenders and noteholders and other key stakeholders, which provides for a merger between Ayrmid Ltd. (“Ayrmid”) and a reorganized Karyopharm (the “Transaction”). To implement the Transaction, Karyopharm has filed voluntary petitions under Chapter 11 of the U.S. Bankruptcy Code in the United States Bankruptcy Court for the Southern District of Texas. The Company anticipates completing the Transaction through a Chapter 11 plan, and the Company will seek Court approval of bidding procedures, which will allow other parties to submit competing proposals and bids for the Company’s assets. The Transaction is expected to close in the first quarter of 2027, subject to the conditions described in the Chapter 11 plan. A copy of the press release is attached as Exhibit 99.1 hereto and incorporated by reference herein.

Cautionary Note Regarding Forward Looking Statements

The Company’s securityholders are cautioned that trading in the Company’s securities during the pendency of the Cases is highly speculative and poses substantial risks. Trading prices for the Company’s securities may bear little or no relationship to the actual recovery, if any, by the Company’s securityholders in the Cases. The Prepackaged Plan provides that holders of the Company’s common stock and the Convertible Preferred Stock will not receive any payment or other distribution on account of such securities. Accordingly, the Company urges extreme caution with respect to existing and future investments in its securities. In particular, the Company expects that its existing equity securities will have no value and that holders of such securities will experience a complete loss on their investment.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits:

Exhibit 99.1 shall be deemed to be furnished and not filed:

Exhibit No.	Description

99.1	Press Release, dated November 2, 2026

104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KARYOPHARM THERAPEUTICS INC.

Date: November 2, 2026	By:	/s/ Michael Mano
Michael Mano
Executive Vice President, Chief Legal Officer and Secretary